Notice of Award of Performance Shares                    Harley-Davidson, Inc.
and Performance Shares Agreement                    ID: 39-1805420
(Aspirational Incentive Stock Plan)                        3700 West Juneau Avenue
Milwaukee, WI 53208

[Participant Name]                    [Grant Type]
[Signed Electronically]                     Plan: 2022 Aspirational Incentive Stock Plan
Acceptance Date: [Acceptance Date]            ID: [Participant ID]

Effective [Grant Date] (the “Grant Date”), you have been granted [Number of Performance Shares Granted] Performance Shares (the “Performance Shares”) with respect to shares of Common Stock of Harley-Davidson, Inc. (“HDI”) under HDI’s 2022 Aspirational Incentive Stock Plan (the “Plan”).

The number of Performance Shares you earn will be based on HDI’s achievement of stock price goals between the Grant Date and December 31, 2025 (the “Performance Period”) and your continued service as set forth in the Plan.

Any Performance Shares that have not been earned as of the end of the Performance Period shall be forfeited.

You may not sell, transfer or otherwise convey an interest in or pledge any of your Performance Shares.

The Performance Shares are granted under and governed by the terms and conditions of the Plan and this Performance Shares Agreement including Exhibits A and B. Additional provisions regarding your Performance Shares and definitions of capitalized terms used and not defined in this Performance Shares Agreement can be found in the Plan.

HARLEY-DAVIDSON, INC.

Chief Human Resources Officer

Exhibit A to Performance Shares Agreement

Confidential Information: In consideration of your agreement to the terms of this Performance Shares Agreement (this “Agreement”) by your acceptance of this Agreement, the Company promises to disclose to you from time to time confidential and competitively sensitive information concerning, among other things, the Company and its strategies, objectives, performance and business prospects. You may use this information to perform your duties to the Company as well as in determining whether to accept an equity award. You shall not use this information for any purpose prohibited by the Company’s policies and guidelines concerning insider trading and unauthorized disclosure or use of information.

Certain Definitions: The following definitions apply in this Agreement:

(1) “Company” or “the Company” means HDI and all of its subsidiaries and affiliates engaged in the development, manufacture, procurement, marketing, financing, or selling of two- or three-wheeled motorcycles; motorcycle parts, accessories, and clothing; or other motorcycle-related or motorcycle brand-identified products or services including financial services.

(2) “Competitive Business” as used in this Agreement means any person, firm, corporation, or entity of any type other than the Company that: (a) is engaged in developing, making, marketing or selling: (i) two- or three-wheeled motorcycles; (ii) motorcycle parts, motorcycle accessories, and/or motorcycle clothing; or (iii) other motorcycle-related or motorcycle brand-identified products or services; and (b) markets or sells, or attempts, intends, or is reasonably expected to market or sell, directly or indirectly such as through a dealer or dealer network, any of these products or services in any Prohibited Territory. Examples of a Competitive Business provided for your convenience and subject to change in an evolving marketplace include, but are not limited to the following: KTM AG; Husqvarna Motorcycles GmbH; Royal Enfield; Erik Buell Racing LLC; MV AGUSTA Motor S.p.A.; Parts Unlimited; Tucker Rocky Distributing; Polaris Industries, Inc.; Victory Motorcycles; Indian Motorcycle Company; Triumph Motorcycles Ltd.; Honda Racing Corporation; Yamaha Motor Co., Ltd.; Suzuki Motor Corporation; Kawasaki Motorcycle & Engine Company; Zero Motorcycles, Inc.; Brammo, Inc.; BMW Motorrad; Bombardier Recreational Products Inc.; Bajaj Auto Limited; TVS Motor Company Ltd.; The Hero Group, Ltd.; and Ural Motorcycles. Tesla, Inc. would be another example of a Competitive Business if Tesla is engaged in developing, manufacturing, marketing or selling a two- or three-wheeled motorcycle and/or related products or services. This non-exhaustive list of examples of competitive businesses does not limit the scope of the definition of Competitive Business provided above.

(3) “Confidential Information” means any information that is not generally known outside the Company relating to any phase of business of the Company, whether existing or foreseeable, including information conceived, discovered or developed by you. Confidential Information includes, but is not limited to: project files, product designs, drawings, sketches and processes; production characteristics; testing procedures and results thereof; manufacturing methods, processes, techniques and test results; plant layouts, tooling, engineering evaluations and reports; business plans, financial statements and projections; operating forms (including contracts) and procedures; payroll and personnel records; non-public marketing materials, plans and proposals; customer lists and information, and target lists for new clients and information relating to potential clients; software codes and computer programs; training manuals; policy and procedure manuals; raw materials sources, price and cost information; administrative techniques and documents; and any information received by the Company under an obligation of confidentiality to a third party.

(4) “Prohibited Territory” shall mean any country in which the Company, at any time during the time period from the date of this Agreement through the last day of your employment with the Company, (a) directly or indirectly, such as through a dealer network, marketed or sold its motorcycles or motorcycle-related products or services, or (b) had documented plans to market or sell, directly or indirectly, its motorcycles or motorcycle-related products or services (unless such plans had been abandoned).

(5) “Trade Secrets” means any information, including any data, plan, drawing, specification, pattern, procedure, method, computer data, system, program or design, device, list, tool, or compilation, that relates to the present or planned business of the Company and which: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means to, other persons who can obtain economic value from their disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain their secrecy. To the extent that the foregoing definition is inconsistent with a definition of “trade secret” under applicable law, the latter definition shall control.

(6) Neither Confidential Information nor Trade Secrets include general skills or knowledge or skills that you obtained prior to your employment with the Company.

Confidentiality:

(1) During the time period from the date of this Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not use or disclose any Confidential Information except for the benefit of the Company in the course of your employment by the Company and shall not use or disclose any Confidential Information in competition with or to the detriment of the Company, or for your benefit or the benefit of anyone else other than the Company.

(2) During the time period from the date of this Agreement and for so long thereafter as such information is not generally known to, and not readily ascertainable by proper means to, other persons who can obtain economic value from its disclosure or use, you will maintain all Trade Secrets to which you have received access while employed by the Company as confidential and as the property of the Company.

(3) Upon termination of your employment with the Company, you will turn over immediately to the Company all Confidential Information and Trade Secrets (including all paper and electronic copies), and you shall retain no copies thereof. You shall attend an exit interview at or around the time of termination and sign a written statement certifying your compliance with the terms of this Agreement.

Competitive Employment: During the time period from the date of this Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not on behalf of or in connection with any Competitive Business accept or perform any employment or service or provide any assistance, whether as an employee, consultant, contractor, agent, officer, director, investor, member, or otherwise, in any position or capacity in which your knowledge of Confidential Information or Trade Secrets of the Company or personal association with the goodwill of the Company could reasonably be considered useful.

No Solicitation of Certain Employees: During the time period from the date of this Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether the termination of your employment is voluntary or involuntary or the reason therefor, you shall not, directly or indirectly, solicit or induce, or assist in any manner in the solicitation or inducement of any employee of the Company who was subject to your direct supervision or about whom you received any Confidential Information, in either event during any part of the last two years of your employment with the Company, to accept any employment, consulting, contracting or other confidential relationship with a Competitive Business.

No Solicitation of Certain Customers: During the time period from the date of this Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not on behalf of or in connection with any Competitive Business, directly or indirectly, solicit or induce, or assist in any manner in the solicitation or inducement of any customer, distributor or dealer of the Company’s products or services to terminate its relationship with the Company or to purchase or deal in products or services competitive with the Company’s products or services, if you had any material contact with or learned any Confidential Information about the customer, distributor or dealer, in either event through performance of your job duties and responsibilities or through otherwise performing services on behalf of the Company during any part of the last two years of your employment with the Company.

Termination of Employment: If your employment with the Company is terminated prior to the date on which all of the Performance Shares are vested, then you will forfeit any Performance Shares that you have not earned and you will forfeit any then-unvested Performance Shares that do not become vested as a result of the termination of your employment as of the date your employment is terminated.

Voting Rights and Dividends: You are not entitled to exercise any voting rights with respect to the Shares underlying your Performance Shares. You will not receive cash payments relating to any dividends and other distributions paid with respect to the Shares underlying your Performance Shares at the time of the payment date of the dividend or other distribution. If, however, any dividends or distributions with respect to the Shares underlying your Performance Shares are paid in Shares rather than cash, you will be credited with additional Performance Shares equal to the number of shares that you would have received had your Performance Shares been actual Shares, and such Performance Shares will be subject to the same risk of forfeiture and other terms of this Agreement as are the Performance Shares with respect to which they were credited. Amounts credited to you in the form of additional Performance Shares will be settled (if vested) at the same time as the Performance Shares with respect to which they were credited. Further, at the time Performance Shares are settled, you will receive a dividend equivalent cash payment in respect of any dividends and other distributions paid in cash with respect to Shares for which the record date is on or after the Grant Date and before the settlement date which payment will be in an amount equal to the product of the number of Shares payable to you on settlement of your Performance Shares and the total amount of dividends and other distributions paid in cash with respect to a Share during such period.

Settlement: Your Performance Shares will be settled by delivery to you of Shares on a one-for-one basis, with one Share being delivered for each Performance Share that you earn and that becomes vested. The Performance Shares will be settled (and any dividend equivalent cash payment will be paid to you) as soon as practicable following the date on which the Performance Shares vest. Cash will be paid in satisfaction of any fractional Performance Share settled pursuant to this paragraph.

Issuance of Share Certificates: In lieu of issuing in your name certificate(s) evidencing your Shares, HDI may cause its transfer agent or other agent to reflect on its records your ownership of such Shares.

Tax Withholding: To the extent that your receipt of Performance Shares, the earning or vesting of Performance Shares, your receipt of payments in respect of Performance Shares or the delivery of Shares to you in respect of Performance Shares results in a withholding obligation to the Company with respect to federal, state or local taxes, the Company has the right and authority to deduct or withhold from any compensation it would pay to you (including payments in respect of Performance Shares) an amount, and/or to treat you as having surrendered vested Performance Shares having a value, sufficient to satisfy its withholding obligations. In its discretion, the Company may require you to deliver to the Company or to such other person as the Company may designate at the time the Company is obligated to withhold taxes that arise from such receipt, earning or vesting, as the case may be, such amount as the Company requires to meet its withholding obligation under applicable tax laws or regulations.

When income results from the delivery of Shares to you in respect of Performance Shares, to the extent the Company permits you to do so, you may satisfy the withholding requirement, in whole or in part, by electing to have the Company accept that number of Shares having an aggregate Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that the Company must withhold in connection with the delivery of such Shares. If you would be left with a fractional share after satisfying the withholding obligation, the fair market value of that fractional share will be applied to your general federal tax withholding. If the Company does not allow you to elect to have the Company accept Shares, or if you want to keep all of the Shares that will be delivered, you will have to deliver to the Company or to such other person as the Company may designate funds in an amount sufficient to cover the withholding tax obligation on a date advised by the Company. Where you may elect to deliver funds to satisfy the withholding tax obligation, your election to deliver funds must be irrevocable, in writing, and submitted to the Secretary or to such other person as the Company may designate on or before the date that the Company specifies, which will be before the date of delivery of the Shares, and if you fail to deliver such election then you will be deemed to have elected to have the Company accept Shares as described above. Notwithstanding the foregoing, if you are subject to Section 16 of the Exchange Act, pursuant to Rule 16a-2 promulgated thereunder, any tax withholding obligations shall be satisfied by having HDI withhold Shares otherwise issuable under the Performance Shares.

Rejection/Acceptance: You have ninety (90) days following the Grant Date to accept the award of Performance Shares through your Fidelity account. If you have not accepted the Performance Shares award within ninety (90) days following the Grant Date, the Performance Shares granted herein shall be automatically forfeited. If you choose to accept this Agreement, then you accept the terms of the Performance Shares award, acknowledge these tax implications and agree and consent to all amendments to the Plan, the Harley-Davidson, Inc. 2009 Incentive Stock Plan, the Harley-Davidson, Inc., the 2014 Incentive Stock Plan and the Harley-Davidson, Inc. 2020 Incentive Stock Plan through the Grant Date as they apply to this Performance Shares award and any prior awards to you of any kind under such plans.

Appendix. Notwithstanding any provision of this Agreement or the Plan to the contrary, the Performance Shares shall be subject to such special terms and conditions for your country or jurisdiction of residence (and country or jurisdiction of employment, if different), as HDI may determine in its sole discretion and which shall be set forth in an appendix (Exhibit B) to this Agreement (“Appendix”). Further, if you transfer residence and/or employment to another country or jurisdiction reflected in the Appendix, any special terms and conditions for such country or jurisdiction will apply to you to the extent the Committee determines, in its sole discretion, that the application of such terms and conditions is necessary or advisable to comply with local law, rules and/or regulations or to facilitate the operation and administration of the Performance Shares and the Agreement (or HDI may establish additional special terms and conditions as may be necessary or advisable to accommodate your transfer). In all circumstances, the Appendix shall constitute part of this Agreement and the Plan.

Exhibit B
APPENDIX TO PERFORMANCE SHARES AGREEMENT

APPLICABLE TO PARTICIPANTS OUTSIDE THE UNITED STATES
This Appendix includes additional notices, terms and conditions that govern the Performance Shares granted pursuant to the Agreement and the Plan if you reside and/or work outside of the United States. If you transfer to another jurisdiction reflected in this Appendix, the additional terms and conditions for such jurisdiction (if any) will apply to you to the extent HDI determines, in its sole discretion, that the application of such terms and conditions is necessary or advisable for legal or administrative reasons (or HDI may establish alternative terms as may be necessary or advisable to accommodate your transfer). Capitalized terms not defined in this Appendix but defined the Agreement or the Plan shall have the same meaning as in the Agreement or the Plan.
ALL NON-U.S. COUNTRIES
1.Nature of Grant. By acknowledging and accepting the Performance Shares, you acknowledge, understand and agree that:
(a)the Plan is established voluntarily by HDI, it is discretionary in nature and it may be modified, amended, suspended or terminated by HDI at any time, to the extent permitted by the Plan;
(b)the grant of the Performance Shares is voluntary and occasional and does not create any contractual or other right to receive future grants of Performance Shares, or benefits in lieu of the Performance Shares, even if Performance Shares have been granted in the past;
(c)all decisions with respect to future grants of Performance Shares, if any, will be at the sole discretion of HDI;
(d)the Participant is voluntarily participating in the Plan;
(e)the Performance Shares and the Shares subject to the Performance Shares, and the income from and value of same, are not intended to replace any pension rights or compensation;
(f)the Performance Shares and the Shares subject to the Performance Shares, and the income from and value of same, are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(g)unless otherwise agreed with HDI in writing, the Performance Shares and the Shares subject to the Performance Shares, and the income from and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of any Affiliate;
(h)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
(i)no claim or entitlement to compensation or damages shall arise from forfeiture of the Performance Shares resulting from you ceasing to provide employment or other services to the Company (for any reason whatsoever and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment or service agreement, if any);
(j)unless otherwise provided in the Plan, in the Agreement or by HDI in its discretion, the Performance Shares and the benefits evidenced by this Agreement do not create any entitlement to have the Performance Shares transferred to, or assumed by, another company or be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares of HDI;
(k)subject to Section 13(b) of the Plan, for purposes of the Performance Shares, your employment will be considered terminated as of the date you are no longer actively providing services to the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you provide services or the terms of your employment agreement, if any), and such date will not be extended by any notice period (e.g., your period of employment would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you provide services or the terms of your service agreement, if any); HDI shall have the exclusive discretion to determine when you are no longer actively providing service for purposes of Performance Shares (including whether you may still be considered to be providing service while on a leave of absence); and
(l)the Company shall not be liable for any foreign exchange rate fluctuation between your local currency and the U.S. Dollar that may affect the value of the Performance Shares or of any amounts due to you pursuant to the settlement of the Performance Shares or the subsequent sale of any Shares acquired upon settlement.
2.Taxes. This Section supplements the Tax Withholding provision of Exhibit A to the Agreement:
(a)Responsibility for Taxes. You acknowledge that, regardless of any action taken by the Company, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you or deemed by the Company in its discretion to be an appropriate charge to you even if legally applicable to the Company (“Tax-Related Items”), is and remains your responsibility and may exceed the amount, if any, actually withheld by the Company. You further acknowledge that the Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Performance Shares, including, but not limited to, the grant, vesting or settlement of the Performance Shares, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends, and (ii) does not commit to and is under no obligation to structure the terms of the grant or any aspect of the Performance Shares to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to Tax-Related Items in more than one jurisdiction between the date the Performance Shares is granted and the date of any relevant taxable or tax withholding event, as applicable, you acknowledge that the Company (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. HDI may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if you fail to comply with your obligations in connection with the Tax-Related Items.
(b)Withholding Generally. In connection with any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company to fulfill any and all liability for Tax-Related Items. In this regard, you authorize the Company, or its respective agents, at their discretion, to satisfy any applicable withholding obligations or rights with regard to Tax-Related Items by one or a combination of the following without the need for your consent: (i) withholding from your wages or other cash compensation payable to you by the Company, (ii) withholding from proceeds of the sale of Shares acquired upon settlement of the Performance Shares either through a voluntary sale or through a mandatory sale arranged by HDI (on your behalf pursuant to this authorization without further consent), (iii) withholding Shares otherwise issuable under the Performance Shares, (iv) requiring you to tender a cash payment to the Company, (v) requiring you to tender back Shares received in connection with such Performance Shares, (vi) requiring you to deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld and/or (vii) any other method of withholding determined by HDI to be permitted under applicable law and, to the extent required by the Plan or applicable law, approved by the Committee. Notwithstanding the foregoing, if you are subject to Section 16 of the Exchange Act, pursuant to Rule 16a-2 promulgated thereunder, any tax withholding obligations shall be satisfied by having HDI withhold Shares otherwise issuable under the Performance Shares.
(c)Withholding Rates. The Company may withhold for Tax-Related Items by considering statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other withholding rates, including up to the maximum applicable rates in your jurisdiction(s). In the event the application of such withholding rate leads to over-withholding, you may receive a refund of any over-withheld amount in cash from the Company (and, in no event, will you have any entitlement to the equivalent amount in Shares); alternatively, if not refunded by the Company, you may be able to seek a refund from the local tax authorities. In the event the application of such withholding rate leads to under-withholding, you may be required to pay any additional Tax-Related Items directly to the applicable tax authorities.
3.Language. If you are resident in a country where English is not an official language, you acknowledge and agree that it is your express intent that the Plan, the Agreement, and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Performance Shares be drawn up in English. Further, you acknowledge that you are sufficiently proficient in English to understand the terms and conditions of the Plan, this Agreement and any documents related to the Plan or have had the ability to consult with an advisor who is sufficiently proficient in the English language. If you have received this Agreement, the Plan or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

4.Not a Public Offering. The grant of the Performance Shares is not intended to be a public offering of securities in your country of employment (or country of residence, if different). HDI has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the grant of the Performance Shares is not subject to the supervision of the local securities authorities.
5.Compliance with Law. Notwithstanding any other provision of the Plan or Agreement, unless there is an exemption from any registration, qualification or other legal requirement applicable to the Shares, HDI shall not be required to deliver any of the Shares that are otherwise issuable upon settlement of the Performance Shares prior to the completion or approval of any registration or qualification of the Shares under any applicable law or under any rulings or regulations of any governmental regulatory body, which registration, qualification or approval HDI shall, in its absolute discretion, deem necessary or advisable. You understand that HDI is under no obligation to register or qualify the Shares with any securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, you agree that HDI shall have unilateral authority to amend this Agreement without your consent to the extent necessary to comply with securities, exchange control or other laws applicable to issuance of Shares.
6.Imposition of Other Requirements. HDI reserves the right to impose other requirements on your participation in the Plan, on the Performance Shares and on any Shares acquired under the Plan, to the extent HDI determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
7.No Advice Regarding Grant. HDI is not providing any tax, legal or financial advice, nor is HDI making any recommendations regarding your participation in the Plan or your acquisition or sale of the underlying Shares. You should consult with your own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan.
8.Insider Trading/Market Abuse Laws. You acknowledge that you may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including (but not limited to) the United States and your jurisdiction, which may affect your ability to accept, acquire, sell or otherwise dispose of Shares or rights to Shares (e.g., Performance Shares) or rights linked to the value of shares during such times you are considered to have “inside information” regarding HDI as defined in the laws or regulations in the applicable jurisdictions). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of HDI. You are responsible for complying with any such restrictions and should speak to your personal legal advisor on this matter.
9.Foreign Asset/Account Reporting and Exchange Control Requirements. You acknowledge that there may be foreign asset and/or account reporting and/or exchange control requirements that may affect your ability to acquire or hold Shares or cash received from participating in the Plan in a brokerage or bank account outside your country. You may be required to report such accounts, balances, assets and/or the related transactions to the tax, exchange control or other authorities in your jurisdiction. You also may be required to repatriate sale proceeds or other funds received as a result of participation in the Plan to your jurisdiction through a designated bank or broker and/or within a certain time after receipt. You are responsible for complying with such regulations and should speak to your personal legal advisor on this matter.
GERMANY
No country-specific provisions.
SINGAPORE
Securities Law Information. The Performance Shares under the Plan are being offered pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and are not made with a view to the Shares being subsequently offered for sale to any other party. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. You should note that the Performance Shares are subject to section 257 of the SFA and that you will not be able to make any subsequent sale of the Shares in Singapore or any offer of such subsequent sale of the Shares subject to the Performance Shares in Singapore, unless such sale or offer is made (a) after 6 months from the date of grant or (b) pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA.

UNITED KINGDOM
Taxes. The following provision supplements the Tax Withholding provision of Exhibit B to the Agreement and Section 2 under the “All Non-U.S. Countries” heading of this Appendix:
Without limitation to the Tax Withholding provision of Exhibit B to the Agreement and Section 2 under the “All Non-U.S. Countries” heading of this Appendix, you agree that you are liable for all Tax-Related Items and hereby covenant to pay all such Tax-Related Items, as and when requested by the Company or by HM Revenue and Customs (“HMRC”) (or any other tax or relevant authority). You also agree to indemnify and keep indemnified the Company against any Tax-Related Items that they are required to pay or withhold, or have paid or will pay, on your behalf to HMRC (or any other tax or relevant authority). For purposes of this Agreement, Tax-Related Items include (without limitation) employment income tax, employee National Insurance contributions (“NICs”) and the employee portion of the Health and Social Care levy.
Notwithstanding the foregoing, if you are a director or executive officer of HDI (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply. In the event that you are a director or executive officer and income tax is not collected from or paid by you within 90 days of the end of the United Kingdom tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected tax may constitute a benefit to you on which additional income tax and NICs and Health and Social Care levy may be payable. You acknowledge that you ultimately will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company (as applicable) for the value of any employee NICs and employee Health and Social Care levy due on this additional benefit, which the Company may recover from you at any time thereafter by any of the means referred to in Section 2 under the “All Non-U.S. Countries” heading of this Appendix.

Notice of Award of Performance Shares                Harley-Davidson, Inc.
and Performance Shares Agreement                ID: 39-1805420
(Aspirational Incentive Stock Plan)                    3700 West Juneau Avenue
Milwaukee, WI 53208

[Participant Name]                    [Grant Type]
[Signed Electronically]                    Plan:    2022 Aspirational Incentive Stock Plan
Acceptance Date: [Acceptance Date]            ID: [Participant ID]

Effective [Grant Date] (the “Grant Date”), you have been granted [Number of Performance Shares Granted] Performance Shares (the “Performance Shares”) with respect to shares of Common Stock of Harley-Davidson, Inc. (“HDI”) under HDI’s 2022 Aspirational Incentive Stock Plan (the “Plan”).

The number of Performance Shares you earn will be based on HDI’s achievement of stock price goals between the Grant Date and December 31, 2025 (the “Performance Period”) and your continued service as set forth in the Plan.

Any Performance Shares that have not been earned as of the end of the Performance Period shall be forfeited.

You may not sell, transfer or otherwise convey an interest in or pledge any of your Performance Shares.

The Performance Shares are granted under and governed by the terms and conditions of the Plan and this Performance Shares Agreement including Exhibits A and B. Additional provisions regarding your Performance Shares and definitions of capitalized terms used and not defined in this Performance Shares Agreement can be found in the Plan.

HARLEY-DAVIDSON, INC.

Chief Human Resources Officer

Exhibit A to Performance Shares Agreement

Confidential Information: In consideration of your agreement to the terms of this Performance Shares Agreement (this “Agreement”) by your acceptance of this Agreement, the Company promises to disclose to you from time to time confidential and competitively sensitive information concerning, among other things, the Company and its strategies, objectives, performance and business prospects. You may use this information to perform your duties to the Company as well as in determining whether to accept an equity award. You shall not use this information for any purpose prohibited by the Company’s policies and guidelines concerning insider trading and unauthorized disclosure or use of information.

Certain Definitions: The following definitions apply in this Agreement:

(1) “Company” or “the Company” means HDI and all of its subsidiaries and affiliates engaged in the development, manufacture, procurement, marketing, financing, or selling of two- or three-wheeled motorcycles; motorcycle parts, accessories, and clothing; or other motorcycle-related or motorcycle brand-identified products or services including financial services.

(2) “Competitive Business” as used in this Agreement means any person, firm, corporation, or entity of any type other than the Company that: (a) is engaged in developing, making, marketing or selling: (i) two- or three-wheeled motorcycles; (ii) motorcycle parts, motorcycle accessories, and/or motorcycle clothing; or (iii) other motorcycle-related or motorcycle brand-identified products or services; and (b) markets or sells, or attempts, intends, or is reasonably expected to market or sell, directly or indirectly such as through a dealer or dealer network, any of these products or services in any Prohibited Territory. Examples of a Competitive Business provided for your convenience and subject to change in an evolving marketplace include, but are not limited to the following: KTM AG; Husqvarna Motorcycles GmbH; Royal Enfield; Erik Buell Racing LLC; MV AGUSTA Motor S.p.A.; Parts Unlimited; Tucker Rocky Distributing; Polaris Industries, Inc.; Victory Motorcycles; Indian Motorcycle Company; Triumph Motorcycles Ltd.; Honda Racing Corporation; Yamaha Motor Co., Ltd.; Suzuki Motor Corporation; Kawasaki Motorcycle & Engine Company; Zero Motorcycles, Inc.; Brammo, Inc.; BMW Motorrad; Bombardier Recreational Products Inc.; Bajaj Auto Limited; TVS Motor Company Ltd.; The Hero Group, Ltd.; and Ural Motorcycles. Tesla, Inc. would be another example of a Competitive Business if Tesla is engaged in developing, manufacturing, marketing or selling a two- or three-wheeled motorcycle and/or related products or services. This non-exhaustive list of examples of competitive businesses does not limit the scope of the definition of Competitive Business provided above.

(3) “Confidential Information” means any information that is not generally known outside the Company relating to any phase of business of the Company, whether existing or foreseeable, including information conceived, discovered or developed by you. Confidential Information includes, but is not limited to: project files, product designs, drawings, sketches and processes; production characteristics; testing procedures and results thereof; manufacturing methods, processes, techniques and test results; plant layouts, tooling, engineering evaluations and reports; business plans, financial statements and projections; operating forms (including contracts) and procedures; payroll and personnel records; non-public marketing materials, plans and proposals; customer lists and information, and target lists for new clients and information relating to potential clients; software codes and computer programs; training manuals; policy and procedure manuals; raw materials sources, price and cost information; administrative techniques and documents; and any information received by the Company under an obligation of confidentiality to a third party.

(4) “Prohibited Territory” shall mean any country in which the Company, at any time during the time period from the date of this Agreement through the last day of your employment with the Company, (a) directly or indirectly, such as through a dealer network, marketed or sold its motorcycles or motorcycle-related products or services, or (b) had documented plans to market or sell, directly or indirectly, its motorcycles or motorcycle-related products or services (unless such plans had been abandoned).

(5) “Trade Secrets” means any information, including any data, plan, drawing, specification, pattern, procedure, method, computer data, system, program or design, device, list, tool, or compilation, that relates to the present or planned business of the Company and which: (i) derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means to, other persons who can obtain economic value from their disclosure or use; and (ii) is the subject of efforts that are reasonable under the circumstances to maintain their secrecy. To the extent that the foregoing definition is inconsistent with a definition of “trade secret” under applicable law, the latter definition shall control.

(6) Neither Confidential Information nor Trade Secrets include general skills or knowledge or skills that you obtained prior to your employment with the Company.

Confidentiality:

(1) During the time period from the date of this Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not use or disclose any Confidential Information except for the benefit of the Company in the course of your employment by the Company and shall not use or disclose any Confidential Information in competition with or to the detriment of the Company, or for your benefit or the benefit of anyone else other than the Company.

(2) During the time period from the date of this Agreement and for so long thereafter as such information is not generally known to, and not readily ascertainable by proper means to, other persons who can obtain economic value from its disclosure or use, you will maintain all Trade Secrets to which you have received access while employed by the Company as confidential and as the property of the Company.

(3) Upon termination of your employment with the Company, you will turn over immediately to the Company all Confidential Information and Trade Secrets (including all paper and electronic copies), and you shall retain no copies thereof. You shall attend an exit interview at or around the time of termination and sign a written statement certifying your compliance with the terms of this Agreement.

Competitive Employment: During the time period from the date of this Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not on behalf of or in connection with any Competitive Business accept or perform any employment or service or provide any assistance, whether as an employee, consultant, contractor, agent, officer, director, investor, member, or otherwise, in any position or capacity in which your knowledge of Confidential Information or Trade Secrets of the Company or personal association with the goodwill of the Company could reasonably be considered useful.

No Solicitation of Certain Employees: During the time period from the date of this Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether the termination of your employment is voluntary or involuntary or the reason therefor, you shall not, directly or indirectly, solicit or induce, or assist in any manner in the solicitation or inducement of any employee of the Company who was subject to your direct supervision or about whom you received any Confidential Information, in either event during any part of the last two years of your employment with the Company, to accept any employment, consulting, contracting or other confidential relationship with a Competitive Business.

No Solicitation of Certain Customers: During the time period from the date of this Agreement through the date that is two years after the last day of your employment with the Company, regardless of whether your termination of employment is voluntary or involuntary or the reason therefor, you shall not on behalf of or in connection with any Competitive Business, directly or indirectly, solicit or induce, or assist in any manner in the solicitation or inducement of any customer, distributor or dealer of the Company’s products or services to terminate its relationship with the Company or to purchase or deal in products or services competitive with the Company’s products or services, if you had any material contact with or learned any Confidential Information about the customer, distributor or dealer, in either event through performance of your job duties and responsibilities or through otherwise performing services on behalf of the Company during any part of the last two years of your employment with the Company.

Termination of Employment or Service: If your employment as Chief Executive Officer is terminated prior to the date on which all of the Performance Shares are earned, then you will forfeit any Performance Shares that you have not earned as of the date your employment as Chief Executive Officer is terminated. If your employment as Chief Executive Officer is terminated prior to the date on which all of the Performance Shares are vested, then you will forfeit any then-unvested Performance Shares that do not become vested as a result of the termination of your employment as of the date your employment as Chief Executive Officer is terminated unless you continue serving the Company in a Board-approved role. If you continue serving the Company in a Board-approved role but such service is terminated prior to the date on which all of the Performance Shares are vested, then you will forfeit any then-unvested Performance Shares that do not become vested as a result of the termination of your service in a Board-approved role as of the date your service in a Board-approved role is terminated.

Voting Rights and Dividends: You are not entitled to exercise any voting rights with respect to the Shares underlying your Performance Shares. You will not receive cash payments relating to any dividends and other distributions paid with respect to the Shares underlying your Performance Shares at the time of the payment date of the dividend or other distribution. If, however, any dividends or distributions with respect to the Shares underlying your Performance Shares are paid in Shares rather than cash, you will be credited with additional Performance Shares equal to the number of shares that you would have received had your Performance Shares been actual Shares, and such Performance Shares will be subject to the same risk of forfeiture and other terms of this Agreement as are the Performance Shares with respect to which they were credited. Amounts credited to you in the form of additional Performance Shares will be settled (if vested) at the same time as the Performance Shares with respect to which they were credited. Further, at the time Performance Shares are settled, you will receive a dividend equivalent cash payment in respect of any dividends and other distributions paid in cash with respect to Shares for which the record date is on or after the Grant Date and before the settlement date which payment will be in an amount equal to the product of the number of Shares payable to you on settlement of your Performance Shares and the total amount of dividends and other distributions paid in cash with respect to a Share during such period.

Settlement: Your Performance Shares will be settled by delivery to you of Shares on a one-for-one basis, with one Share being delivered for each Performance Share that you earn and that becomes vested. The Performance Shares will be settled (and any dividend equivalent cash payment will be paid to you) as soon as practicable following the date on which the Performance Shares vest. Cash will be paid in satisfaction of any fractional Performance Share settled pursuant to this paragraph.

Issuance of Share Certificates: In lieu of issuing in your name certificate(s) evidencing your Shares, HDI may cause its transfer agent or other agent to reflect on its records your ownership of such Shares.

Tax Withholding: To the extent that your receipt of Performance Shares, the earning or vesting of Performance Shares, your receipt of payments in respect of Performance Shares or the delivery of Shares to you in respect of Performance Shares results in a withholding obligation to the Company with respect to federal, state or local taxes, the Company has the right and authority to deduct or withhold from any compensation it would pay to you (including payments in respect of Performance Shares) an amount, and/or to treat you as having surrendered vested Performance Shares having a value, sufficient to satisfy its withholding obligations. In its discretion, the Company may require you to deliver to the Company or to such other person as the Company may designate at the time the Company is obligated to withhold taxes that arise from such receipt, earning or vesting, as the case may be, such amount as the Company requires to meet its withholding obligation under applicable tax laws or regulations.

When income results from the delivery of Shares to you in respect of Performance Shares, to the extent the Company permits you to do so, you may satisfy the withholding requirement, in whole or in part, by electing to have the Company accept that number of Shares having an aggregate Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that the Company must withhold in connection with the delivery of such Shares. If you would be left with a fractional share after satisfying the withholding obligation, the fair market value of that fractional share will be applied to your general federal tax withholding. If the Company does not allow you to elect to have the Company accept Shares, or if you want to keep all of the Shares that will be delivered, you will have to deliver to the Company or to such other person as the Company may designate funds in an amount sufficient to cover the withholding tax obligation on a date advised by the Company. Where you may elect to deliver funds to satisfy the withholding tax obligation, your election to deliver funds must be irrevocable, in writing, and submitted to the Secretary or to such other person as the Company may designate on or before the date that the Company specifies, which will be before the date of delivery of the Shares, and if you fail to deliver such election then you will be deemed to have elected to have the Company accept Shares as described above. Notwithstanding the foregoing, if you are subject to Section 16 of the Exchange Act, pursuant to Rule 16a-2 promulgated thereunder, any tax withholding obligations shall be satisfied by having HDI withhold Shares otherwise issuable under the Performance Shares.

Rejection/Acceptance: You have ninety (90) days following the Grant Date to accept the award of Performance Shares through your Fidelity account. If you have not accepted the Performance Shares award within ninety (90) days following the Grant Date, the Performance Shares granted herein shall be automatically forfeited. If you choose to accept this Agreement, then you accept the terms of the Performance Shares award, acknowledge these tax implications and agree and consent to all amendments to the Plan, the Harley-Davidson, Inc. 2009 Incentive Stock Plan, the Harley-Davidson, Inc., the 2014 Incentive Stock Plan and the Harley-Davidson, Inc. 2020 Incentive Stock Plan through the Grant Date as they apply to this Performance Shares award and any prior awards to you of any kind under such plans.

Appendix. Notwithstanding any provision of this Agreement or the Plan to the contrary, the Performance Shares shall be subject to such special terms and conditions for your country or jurisdiction of residence (and country or jurisdiction of employment, if different), as HDI may determine in its sole discretion and which shall be set forth in an appendix (Exhibit B) to this Agreement (“Appendix”). Further, if you transfer residence and/or employment to another country or jurisdiction reflected in the Appendix, any special terms and conditions for such country or jurisdiction will apply to you to the extent the Committee determines, in its sole discretion, that the application of such terms and conditions is necessary or advisable to comply with local law, rules and/or regulations or to facilitate the operation and administration of the Performance Shares and the Agreement (or HDI may establish additional special terms and conditions as may be necessary or advisable to accommodate your transfer). In all circumstances, the Appendix shall constitute part of this Agreement and the Plan.

Exhibit B
APPENDIX TO PERFORMANCE SHARES AGREEMENT

APPLICABLE TO PARTICIPANTS OUTSIDE THE UNITED STATES
This Appendix includes additional notices, terms and conditions that govern the Performance Shares granted pursuant to the Agreement and the Plan if you reside and/or work outside of the United States. If you transfer to another jurisdiction reflected in this Appendix, the additional terms and conditions for such jurisdiction (if any) will apply to you to the extent HDI determines, in its sole discretion, that the application of such terms and conditions is necessary or advisable for legal or administrative reasons (or HDI may establish alternative terms as may be necessary or advisable to accommodate your transfer). Capitalized terms not defined in this Appendix but defined the Agreement or the Plan shall have the same meaning as in the Agreement or the Plan.
ALL NON-U.S. COUNTRIES
1.Nature of Grant. By acknowledging and accepting the Performance Shares, you acknowledge, understand and agree that:
(a)the Plan is established voluntarily by HDI, it is discretionary in nature and it may be modified, amended, suspended or terminated by HDI at any time, to the extent permitted by the Plan;
(b)the grant of the Performance Shares is voluntary and occasional and does not create any contractual or other right to receive future grants of Performance Shares, or benefits in lieu of the Performance Shares, even if Performance Shares have been granted in the past;
(c)all decisions with respect to future grants of Performance Shares, if any, will be at the sole discretion of HDI;
(d)the Participant is voluntarily participating in the Plan;
(e)the Performance Shares and the Shares subject to the Performance Shares, and the income from and value of same, are not intended to replace any pension rights or compensation;
(f)the Performance Shares and the Shares subject to the Performance Shares, and the income from and value of same, are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, holiday pay, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;
(g)unless otherwise agreed with HDI in writing, the Performance Shares and the Shares subject to the Performance Shares, and the income from and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of any Affiliate;
(h)the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;
(i)no claim or entitlement to compensation or damages shall arise from forfeiture of the Performance Shares resulting from you ceasing to provide employment or other services to the Company (for any reason whatsoever and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you are employed or the terms of your employment or service agreement, if any);
(j)unless otherwise provided in the Plan, in the Agreement or by HDI in its discretion, the Performance Shares and the benefits evidenced by this Agreement do not create any entitlement to have the Performance Shares transferred to, or assumed by, another company or be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares of HDI;
(k)subject to Section 13(b) of the Plan, for purposes of the Performance Shares, your employment will be considered terminated as of the date you are no longer actively providing services to the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where you provide services or the terms of your employment agreement, if any), and such date will not be extended by any notice period (e.g., your period of employment would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where you provide services or the terms of your service agreement, if any); HDI shall have the exclusive discretion to determine when you are no longer actively providing service for purposes of Performance Shares (including whether you may still be considered to be providing service while on a leave of absence); and
(l)the Company shall not be liable for any foreign exchange rate fluctuation between your local currency and the U.S. Dollar that may affect the value of the Performance Shares or of any amounts due to you pursuant to the settlement of the Performance Shares or the subsequent sale of any Shares acquired upon settlement.
2.Taxes. This Section supplements the Tax Withholding provision of Exhibit A to the Agreement:
(a)Responsibility for Taxes. You acknowledge that, regardless of any action taken by the Company, the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you or deemed by the Company in its discretion to be an appropriate charge to you even if legally applicable to the Company (“Tax-Related Items”), is and remains your responsibility and may exceed the amount, if any, actually withheld by the Company. You further acknowledge that the Company (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Performance Shares, including, but not limited to, the grant, vesting or settlement of the Performance Shares, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends, and (ii) does not commit to and is under no obligation to structure the terms of the grant or any aspect of the Performance Shares to reduce or eliminate your liability for Tax-Related Items or achieve any particular tax result. Further, if you are subject to Tax-Related Items in more than one jurisdiction between the date the Performance Shares is granted and the date of any relevant taxable or tax withholding event, as applicable, you acknowledge that the Company (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. HDI may refuse to issue or deliver the Shares or the proceeds of the sale of Shares if you fail to comply with your obligations in connection with the Tax-Related Items.
(b)Withholding Generally. In connection with any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company to fulfill any and all liability for Tax-Related Items. In this regard, you authorize the Company, or its respective agents, at their discretion, to satisfy any applicable withholding obligations or rights with regard to Tax-Related Items by one or a combination of the following without the need for your consent: (i) withholding from your wages or other cash compensation payable to you by the Company, (ii) withholding from proceeds of the sale of Shares acquired upon settlement of the Performance Shares either through a voluntary sale or through a mandatory sale arranged by HDI (on your behalf pursuant to this authorization without further consent), (iii) withholding Shares otherwise issuable under the Performance Shares, (iv) requiring you to tender a cash payment to the Company, (v) requiring you to tender back Shares received in connection with such Performance Shares, (vi) requiring you to deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld and/or (vii) any other method of withholding determined by HDI to be permitted under applicable law and, to the extent required by the Plan or applicable law, approved by the Committee. Notwithstanding the foregoing, if you are subject to Section 16 of the Exchange Act, pursuant to Rule 16a-2 promulgated thereunder, any tax withholding obligations shall be satisfied by having HDI withhold Shares otherwise issuable under the Performance Shares.
(c)Withholding Rates. The Company may withhold for Tax-Related Items by considering statutory withholding rates (as determined by the Company in good faith and in its sole discretion) or other withholding rates, including up to the maximum applicable rates in your jurisdiction(s). In the event the application of such withholding rate leads to over-withholding, you may receive a refund of any over-withheld amount in cash from the Company (and, in no event, will you have any entitlement to the equivalent amount in Shares); alternatively, if not refunded by the Company, you may be able to seek a refund from the local tax authorities. In the event the application of such withholding rate leads to under-withholding, you may be required to pay any additional Tax-Related Items directly to the applicable tax authorities.
3.Language. If you are resident in a country where English is not an official language, you acknowledge and agree that it is your express intent that the Plan, the Agreement, and all other documents, notices and legal proceedings entered into, given or instituted pursuant to the Performance Shares be drawn up in English. Further, you acknowledge that you are sufficiently proficient in English to understand the terms and conditions of the Plan, this Agreement and any documents related to the Plan or have had the ability to consult with an advisor who is sufficiently proficient in the English language. If you have received this Agreement, the Plan or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

4.Not a Public Offering. The grant of the Performance Shares is not intended to be a public offering of securities in your country of employment (or country of residence, if different). HDI has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the grant of the Performance Shares is not subject to the supervision of the local securities authorities.
5.Compliance with Law. Notwithstanding any other provision of the Plan or Agreement, unless there is an exemption from any registration, qualification or other legal requirement applicable to the Shares, HDI shall not be required to deliver any of the Shares that are otherwise issuable upon settlement of the Performance Shares prior to the completion or approval of any registration or qualification of the Shares under any applicable law or under any rulings or regulations of any governmental regulatory body, which registration, qualification or approval HDI shall, in its absolute discretion, deem necessary or advisable. You understand that HDI is under no obligation to register or qualify the Shares with any securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. Further, you agree that HDI shall have unilateral authority to amend this Agreement without your consent to the extent necessary to comply with securities, exchange control or other laws applicable to issuance of Shares.
6.Imposition of Other Requirements. HDI reserves the right to impose other requirements on your participation in the Plan, on the Performance Shares and on any Shares acquired under the Plan, to the extent HDI determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.
7.No Advice Regarding Grant. HDI is not providing any tax, legal or financial advice, nor is HDI making any recommendations regarding your participation in the Plan or your acquisition or sale of the underlying Shares. You should consult with your own personal tax, legal and financial advisors regarding participation in the Plan before taking any action related to the Plan.
8.Insider Trading/Market Abuse Laws. You acknowledge that you may be subject to insider trading restrictions and/or market abuse laws in applicable jurisdictions, including (but not limited to) the United States and your jurisdiction, which may affect your ability to accept, acquire, sell or otherwise dispose of Shares or rights to Shares (e.g., Performance Shares) or rights linked to the value of shares during such times you are considered to have “inside information” regarding HDI as defined in the laws or regulations in the applicable jurisdictions). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of HDI. You are responsible for complying with any such restrictions and should speak to your personal legal advisor on this matter.
9.Foreign Asset/Account Reporting and Exchange Control Requirements. You acknowledge that there may be foreign asset and/or account reporting and/or exchange control requirements that may affect your ability to acquire or hold Shares or cash received from participating in the Plan in a brokerage or bank account outside your country. You may be required to report such accounts, balances, assets and/or the related transactions to the tax, exchange control or other authorities in your jurisdiction. You also may be required to repatriate sale proceeds or other funds received as a result of participation in the Plan to your jurisdiction through a designated bank or broker and/or within a certain time after receipt. You are responsible for complying with such regulations and should speak to your personal legal advisor on this matter.
GERMANY
No country-specific provisions.
SINGAPORE
Securities Law Information. The Performance Shares under the Plan are being offered pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Securities and Futures Act (Chapter 289, 2006 Ed.) (“SFA”) and are not made with a view to the Shares being subsequently offered for sale to any other party. The Plan has not been lodged or registered as a prospectus with the Monetary Authority of Singapore. You should note that the Performance Shares are subject to section 257 of the SFA and that you will not be able to make any subsequent sale of the Shares in Singapore or any offer of such subsequent sale of the Shares subject to the Performance Shares in Singapore, unless such sale or offer is made (a) after 6 months from the date of grant or (b) pursuant to the exemptions under Part XIII Division 1 Subdivision (4) (other than section 280) of the SFA.

UNITED KINGDOM
Taxes. The following provision supplements the Tax Withholding provision of Exhibit B to the Agreement and Section 2 under the “All Non-U.S. Countries” heading of this Appendix:
Without limitation to the Tax Withholding provision of Exhibit B to the Agreement and Section 2 under the “All Non-U.S. Countries” heading of this Appendix, you agree that you are liable for all Tax-Related Items and hereby covenant to pay all such Tax-Related Items, as and when requested by the Company or by HM Revenue and Customs (“HMRC”) (or any other tax or relevant authority). You also agree to indemnify and keep indemnified the Company against any Tax-Related Items that they are required to pay or withhold, or have paid or will pay, on your behalf to HMRC (or any other tax or relevant authority). For purposes of this Agreement, Tax-Related Items include (without limitation) employment income tax, employee National Insurance contributions (“NICs”) and the employee portion of the Health and Social Care levy.
Notwithstanding the foregoing, if you are a director or executive officer of HDI (within the meaning of Section 13(k) of the Exchange Act), the terms of the immediately foregoing provision will not apply. In the event that you are a director or executive officer and income tax is not collected from or paid by you within 90 days of the end of the United Kingdom tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected tax may constitute a benefit to you on which additional income tax and NICs and Health and Social Care levy may be payable. You acknowledge that you ultimately will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company (as applicable) for the value of any employee NICs and employee Health and Social Care levy due on this additional benefit, which the Company may recover from you at any time thereafter by any of the means referred to in Section 2 under the “All Non-U.S. Countries” heading of this Appendix.